UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2010
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 3, 2010, the Company entered into an Underwriting Agreement with J.P. Morgan Securities Inc., as representative for the several underwriters (the “Underwriters”), in connection with the offer and sale of an aggregate principal amount of $1 billion of 8 1/4% Senior Subordinated Notes due 2020 (the “Notes”). The Notes will be issued pursuant to an Indenture among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes (the “Subsidiary Guarantors”) and Wells Fargo, National Association, as trustee (the “Indenture “). The Notes were sold to the public at 100% of par plus accrued interest from February 10, 2010. The Underwriters purchased the Notes for 98% of the principal amount thereof. Closing is expected to occur on February 10, 2010.
The Company will pay interest on the Notes on February 15 and August 15 of each year, beginning August 15, 2010. The Notes will mature on February 15, 2020. Prior to February 15, 2015, the Company may redeem the notes at 100% of the principal amount thereof plus a “make whole” premium and accrued and unpaid interest. The Company may redeem the Notes on or after February 15, 2015, at the redemption prices described in the Indenture.
The Notes were offered and sold under a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended, in connection with the Company’s registration statement on Form S-3ASR (Registration No. 333-164630), which was automatically effective on February 2, 2010 (the “Registration Statement”). In connection with the offering of the Notes, the Underwriting Agreement is filed as exhibit to this Form 8-K and is to be incorporated by reference in its entirety into the Registration Statement. JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc., is the lead agent bank and a lender on the Company’s credit facility.
On February 3, 2010, the Company announced that it had priced the Notes offering described in this Form 8-K and that the estimated net proceeds from the offering would be placed into an escrow account. In the event that the Company’s previously announced merger with Encore Acquisition Company (the “merger”) does not occur on or prior to May 31, 2010, or if the merger agreement between the Company and Encore Acquisition Company is terminated at any time prior thereto, the Company will use the net proceeds from this offering, together with available cash, to redeem the notes at a redemption price equal to 100% of the aggregate issue price of the notes, plus accrued and unpaid interest to the redemption date. The text of the February 3, 2010 press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement dated February 3, 2010 among Denbury Resources Inc., the Subsidiary Guarantors and J.P. Morgan Securities Inc.

99.1	Denbury press release, dated February 3, 2010, “Denbury Resources Inc. Announces Pricing of $1 Billion of Senior Subordinated Notes due 2020.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 3, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President - Accounting

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement dated February 3, 2010 among Denbury Resources Inc., the Subsidiary Guarantors and J.P. Morgan Securities Inc.

99.1	Denbury press release, dated February 3, 2010, “Denbury Resources Inc. Announces Pricing of $1 Billion of Senior Subordinated Notes due 2020.”